Supplement to the Prospectuses and Statements of Additional Information

                         Credit Suisse Fixed Income Fund
                  Credit Suisse Institutional Fixed Income Fund

The following information supersedes certain information in the funds' Prospectuses and Statements of Additional Information.

Martha Metcalf, Kam Poon and Ryan Widener join Shelia Huang on the Credit Suisse Fixed Income Management Team, which is responsible for the day-to-day portfolio management of the funds. Kevin Barry, Richard Avidon and Philip Wubbena are no longer members of the team.

Team Member Biographies

Martha Metcalf, Managing Director, is the head of the US High Yield Management Team. Ms. Metcalf joined Credit Suisse Asset Management, LLC ("Credit Suisse") in 2005 from Invesco, where she was a Managing Director and Portfolio Manager of Global High Yield bonds, and head of a global high yield business with responsibility for total return, as well as structured portfolios. Prior to joining Invesco in 2000, she served for over ten years at JP Morgan Investment Management, where she was Vice President and Portfolio Manager for High Yield Corporate Bonds. Ms. Metcalf has a BA from Mount Holyoke College and is a CFA Charterholder.

Kam Poon, Director, is a fixed income portfolio manager/trader focusing on government and agency securities, as well as interest-rate futures. He also trades taxable and tax-exempt money market securities. He joined Credit Suisse in 1997 from The Bank of New York. Mr. Poon holds BS and MBA degrees in finance from New York University's Stern School of Business.

Ryan Widener, Vice President, is a Credit Sector Specialist. In this role, Mr. Widener is responsible for focusing on investment grade corporate debt. Prior to joining Credit Suisse in 2005, Mr. Widener served as a Trader and member of the portfolio team managing investment grade credit with Western Asset Management Company from 2001 to 2005. Previously, Mr. Widener worked in the corporate headquarters of Snyder Communications. Prior to that, Mr. Widener served as a Senior Associate in the High Yield Ratings group with Moody's Investors Service. Mr. Widener earned a BA in Economics from the University of Virginia.

Dated:  August 4, 2006                                   16-0806
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